UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

331 Treble Cove Road

North Billerica, Massachusetts 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Support Agreement

On April 14, 2020, Lantheus Holdings, Inc. (the “Company”) entered into a Support Agreement (the “Support Agreement”) with Velan Capital, L.P., Altiva Management Inc., Velan Capital Partners LP, Velan Capital Holdings LLC, Velan Capital Investment Management LP, Velan Principals GP LLC, Velan Capital Management LLC, Balaji Venkataraman, Deepak Sarpangal and Kevin McNeill (collectively, the “Velan Stockholders”), pursuant to which, among other things and subject to the terms and conditions set forth therein, the Velan Stockholders agreed to (i) vote or cause to be voted their respective shares of common stock of Progenics Pharmaceuticals, Inc. (“Progenics”) in favor of adoption and approval of the Amended and Restated Merger Agreement (the “Merger Agreement”) that was entered into by and among the Company, Progenics and Plato Merger Sub, Inc. (“Merger Sub”) on February 20, 2020 (the “Progenics Stockholder Approval”); and (ii) vote or cause to be voted their respective shares of common stock of the Company in favor of the issuance of common stock of the Company in connection with the transactions contemplated by the Merger Agreement (the “Company Stockholder Approval”).

The Velan Stockholders also agreed to certain customary standstill restrictions, effective as of the date of the Support Agreement until the earliest to occur of (i) the first business day after the date of the Company’s 2021 annual meeting of stockholders, (ii) the date on which the Progenics Stockholder Approval shall not have been obtained at the Progenics stockholders meeting called for such purpose or any adjournments or postponements thereof, (iii) the date on which the Company Stockholder Approval shall not have been obtained at the Company stockholders meeting called for such purpose or any adjournments or postponements thereof or (iv) the termination of the Merger Agreement (the earliest to occur, the “Standstill Expiration Date”). These restrictions prohibit the Velan Stockholders from, among other things, (i) seeking or submitting or knowingly encouraging any person to seek or submit nominees in furtherance of a contested solicitation for the appointment, election or removal of directors of the Company; (ii) making any proposal for consideration by stockholders of the Company at any annual or special meeting of stockholders or calling a special meeting of stockholders of the Company; and (iii) seeking, alone or in concert with others, (a) representation on the board of directors of the Company, (b) to control, advise, direct or knowingly influence the management, the board of directors of the Company and policies or affairs of the Company or (c) to disclose any plan or proposal with respect to the Company, or any securities or assets of the Company.

In addition, each Velan Stockholder has agreed, at each annual and special meeting of stockholders of the Company held prior to the Standstill Expiration Date, to, among other things, and subject to certain specified exceptions, vote, or cause to be voted, all shares of common stock of the Company beneficially owned by each Velan Stockholder and their respective affiliates (i) in favor of each of the directors nominated by the Board of Directors of the Company and recommended by the board of directors of the Company in the election of directors, (ii) against any other nominees to serve on the board of directors of the Company that have not been recommended by the board of directors of the Company, and (iii) with respect to all other matters, in accordance with the recommendations of the board of directors of the Company as identified in the Company’s proxy statement, including in favor of all other matters recommended for stockholder approval by the board of directors of the Company.

The foregoing description of the Support Agreement is not complete and is qualified in its entirety by the full text of the Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 8.01 Other Events

On April 14, 2020, the Company and Progenics issued a joint press release announcing the execution of the Support Agreement as described above. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Important Information For Investors And Stockholders

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction, Lantheus filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 on November 12, 2019, as amended by Amendment No. 1 to that registration statement filed with the SEC on March 16, 2020, that includes a joint proxy statement of Lantheus and Progenics that also constitutes a preliminary prospectus of Lantheus. The registration statement was declared effective by the SEC on March 18, 2020, and Lantheus and Progenics commenced mailing the joint proxy statement/prospectus to stockholders of Lantheus and Progenics on or about March 19, 2020. INVESTORS AND SECURITY HOLDERS OF LANTHEUS AND PROGENICS ARE STRONGLY ENCOURAGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Lantheus or Progenics through the website maintained by the SEC at https://www.sec.gov.

Copies of the documents filed with the SEC by Lantheus will also be available free of charge on Lantheus’ website at https://www.lantheus.com/ or by contacting Lantheus’ Investor Relations Department by email at ir@lantheus.com or by phone at (978) 671-8001. Copies of the documents filed with the SEC by Progenics will also be available free of charge on Progenics’ internet website at https://www.progenics.com/ or by contacting Progenics’ Investor Relations Department by email at mdowns@progenics.com or by phone at (646) 975-2533.

Certain Information Regarding Participants

Lantheus, Progenics, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Lantheus is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 25, 2020, and its definitive proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 12, 2028. Other information regarding the participants of Lantheus in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Information about the directors and executive officers of Progenics is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 13, 2020. Other information regarding the participants of Progenics in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at https://www.sec.gov and from Investor Relations at Lantheus or Progenics as described above.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current plans, estimates and expectations that are subject to various risks and uncertainties. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “target,” “contemplate,” “estimate,” “predict,” “potential,” “opportunity,” “creates” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including the expected timing of the closing of the merger; the ability of the parties to complete the merger considering the various closing conditions; the expected benefits of the merger, such as efficiencies, cost savings, synergies, revenue growth, creating shareholder value, growth potential, market profile, enhanced competitive position, and financial strength and flexibility; the competitive ability and position of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from Lantheus’ and Progenics’ plans, estimates or expectations could include, but are not limited to: (i) Lantheus or Progenics may be unable to obtain stockholder approval as required for the merger; (ii) conditions to the closing of the merger may not be satisfied; (iii) the merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement of the merger on the ability of Lantheus or Progenics to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Lantheus or Progenics does business, or on Lantheus’ or Progenics’ operating results and business generally; (v) Lantheus’ or Progenics’ respective businesses may suffer as a result of uncertainty surrounding the merger and disruption of management’s attention due to the merger; (vi) the outcome of any legal proceedings related to the merger; (vii) Lantheus or Progenics may be adversely affected by other economic, business, and/or competitive factors, including the ongoing COVID-19 pandemic; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ix) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (x) the risk that Lantheus or Progenics may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (xi) risks that the anticipated benefits of the merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xii) the impact of legislative, regulatory, competitive and technological changes; (xiii) expectations for future clinical trials, the timing and potential outcomes of clinical studies and interactions with regulatory authorities; and (xiv) other risks to the consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Lantheus and Progenics are set forth in their respective filings with the SEC, including each of Lantheus’ and Progenics’ most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Lantheus and

Progenics file from time to time with the SEC. The forward-looking statements in this document speak only as of the date of these materials. Except as required by law, Lantheus and Progenics assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Description

10.1	Support Agreement, dated as of April 14, 2020, among Lantheus Holdings, Inc., Velan Capital, L.P., Altiva Management Inc., Velan Capital Partners LP, Velan Capital Holdings LLC, Velan Capital Investment Management LP, Velan Principals GP LLC, Velan Capital Management LLC, Balaji Venkataraman, Deepak Sarpangal and Kevin McNeill

99.1	Joint press release, dated as of April 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Senior Vice President and General Counsel

Date: April 14, 2020